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                             HOMESTEAD FUNDS, INC.
                                STOCK INDEX FUND

                       SUPPLEMENT DATED FEBRUARY 7, 2003
                      TO THE PROSPECTUS DATED MAY 1, 2002

This supplement provides information regarding the Stock Index Fund that affects the prospectus dated May 1, 2002. Please read this supplement and keep it with your prospectus for future reference.

Subject to certain related approvals by shareholders of record on November 29, 2002, the Stock Index Fund will be changing its master portfolio from Deutsche Asset Management, Inc.'s Equity 500 Index Portfolio to the State Street Equity 500 Index Portfolio effective early March 2003. The Board of Directors of the Fund made this decision because the fees and expenses of the State Street Equity 500 Index Portfolio are lower than those of the current master portfolio. When the change in master portfolio occurs, we will send you a new prospectus that provides additional information about the State Street Equity 500 Index Portfolio.

If the Fund does not receive the necessary shareholder approvals, it will remain invested in Deutsche Asset Management, Inc.'s Equity 500 Index Portfolio, which is expected to be subadvised by Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, effective in March 2003.